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                                                                 Total pages:  8


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    December 7, 1995

                      BOETTCHER WESTERN PROPERTIES II LTD.
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             (Exact name of Registrant as specified in its charter)

COLORADO                                            0-11501                    84-0879737
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(State or other jurisdiction               (Commission File Number)            (IRS Employer
of Incorporation)                                                              Identification No.)



828 Seventeenth Street, Denver  Colorado                                       80202
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(Address of principal executive offices)                                       (Zip Code)



Registrant's telephone number, including area code  (303) 628-8000


                                      N/A
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Item 2. Acquisition or Disposition of Assets

As previously reported, on August 8, 1995, Boettcher Western Properties II Ltd. (the "Partnership") sold its 100% interest in the land, related improvements and personal property of the Iliff Crossing Shopping Center ("Iliff") located in Aurora, Colorado. The purchaser, Iliff Crossing Company LLC, a Colorado limited liability company, is not affiliated with the Partnership, its General Partner or any affiliate, director, officer or associate of the foregoing, and the sales price was determined by arm's-length negotiations. Iliff consists of a 51,207 net leasable square foot shopping center contained in two buildings on approximately 5.4 acres of land. At the time of sale, Iliff was approximately 94% leased and occupied.

The net proceeds to the Partnership before proration of operating income and expenses related to the property were as follows:

Sales price                                                  $3,100,000
     Less Costs of Sale-
          Sales Commissions                                    (124,000)
          Title, legal fees, and other                          (26,416)
     Mortgage Payoff                                         (2,176,429)
     Security Deposit Liability                                 (25,748)
                                                            -----------
          Net Proceeds                                       $  747,407
                                                             ==========

On August 17, 1995, the Partnership collected the balance owed on its All-Inclusive Promissory Note dated July 1990 secured by the West Lakes Apartments in Olympia, Washington. The net proceeds to the Partnership were as follows:

     Balance of All-Inclusive Promissory Note                      $4,920,000
     Accrued Interest                                                  14,353
     Principal Balance on Underlying Note Payable                  (3,398,785)
     Interest Payable                                                  (9,987)
     Closing costs                                                    (10,317)
                                                                -------------

          Net Proceeds                                             $1,515,264
                                                                  ===========


Subsequent to closing the above transactions, the net proceeds ($2,262,671) generated and certain Partnership cash reserves ($162,094) were utilized on October 19, 1995 to make a distribution to the Limited Partners of $147 per unit ($2,424,765).

After payment of the foregoing distribution to Limited Partners, all remaining cash reserves of the Partnership ($294,545) were utilized to pay its liability to the Managing General Partner ($279,933) and the remaining costs of liquidation of the Partnership and other liabilities identified by the Managing General Partner arising out of or in connection with the operations of the





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Partnership and/or sale of the Properties (aggregating $5,849), and the payment of a final cash distribution to the Limited Partners of $21,250, or $1.29 per unit, on December 7, 1995. Upon payment of the costs of liquidation, liabilities of the Partnership and the final cash distribution to the Limited Partners, all assets of the Partnership have been accounted for and reduced to cash and all liabilities of the Partnership paid or otherwise provided for by the Partnership and the General Partners.

On December 5, 1995 the Managing General Partner filed a Certificate of Cancellation of the Certificate of Limited Partnership of the Partnership with the Colorado Secretary of State.

On December 7, 1995 the General Partner mailed this Form 8-K to all Limited Partners and this Form 8-K shall constitute the statement to the Limited Partners as required by Section XIII(3) of the Limited Partnership Agreement of the Partnership. The Managing General Partner intends to file a Form 15 (Certification and Notice of Termination of Registration Under Section 12(g) of the Securities and Exchange Act of 1934) with the Securities and Exchange Commission on or before December 20, 1995.

The Partnership is now dissolved and all of its assets have been distributed in liquidation and dissolution of the Partnership and liabilities of the Partnership paid or otherwise provided for.





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Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          10.19 Statement of Operations for the period from July 1, 1995 through December 7, 1995

          10.20 Statement of Operations for the period from October 1, 1994 through December 7, 1995

          10.21 Statement of Cash Flows for the period from October 1, 1994 through December 7, 1995





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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               BOETTCHER WESTERN PROPERTIES II LTD.

                               By:  Boettcher Properties, Ltd. as
                                    Managing General Partner

                                    By:  BPL Holdings, Inc. as
                                         General Partner


Dated:    December 7, 1995          By:  /s/ Thomas M. Mansheim
                                         -----------------------------
                                         Thomas M. Mansheim
                                         Treasurer; Principal Financial
                                         and Accounting Officer of the
                                         Partnership





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